                                 Exhibit 10.19

                      BOETTCHER WESTERN PROPERTIES II LTD.
                            (A Limited Partnership)

                            Statement of Operations

          For the Period from July 1, 1995 through December 7, 1995
                                 (Unaudited)

Revenue:
     Rental income                                       $  36,168
     Tenant reimbursements for common area
          charges, insurance and taxes                      17,390
     Interest income                                       107,500
     Other income                                               69
                                                          --------
                                                           161,127
                                                           -------

Expenses:
     Interest, including
          amortization of debt issuance costs              104,459
     Depreciation                                           14,953
     Property taxes                                          8,623
     Fees and reimbursements to
          managing general partner                          18,277
     Other management fees                                   4,088
     Repairs and maintenance                                 7,090
     Utilities                                                 781
     Other administrative                                   29,597
                                                           -------
                                                           187,868
                                                           -------


          Operating loss before loss on sale of
                real estate investments                    (26,741)

          Loss on sale of real estate investments          (85,378)
                                                           -------


                Net loss                                 $(112,119)
                                                         =========

Net loss per limited partnership unit,
     using the weighted average number
     of limited partnership units outstanding
     of 16,495                                              $(6.73)
                                                            ======





                                       6